UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)       (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  - Corporate Governance and Management

 Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

A blackout period will go into effect June 20, 2005 and will end July 22, 2005 for Laureate Education, Inc.’s (“the Company’s”) 401(k) Retirement Savings Plan in order to change plan administrators. The equity securities subject to the blackout period are the Company’s Common Stock, par value $.01 per share.  To date, the Company has not received a written ERISA notification of the blackout period. During the blackout period, participants will be unable to access account information, change contribution amount, change future or current investments, or request loans or distributions.  Inquiries related to the blackout period are to be directed to the Company’s Benefits Department at 1-888-679-5826.

Section 9 – Financial Statements and Exhibits

 Item 9.01   Financial Statements and Exhibits

(c) Exhibits

99.01  Regulation BTR Blackout Notice to Directors and Officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

/s/ Sean R. Creamer
Name: Sean R. Creamer
Title: Senior Vice President and
Chief Financial Officer

Date: May 19, 2005

Exhibit Index

Exhibit	Description

99.01	Regulation BTR Blackout Notice to Directors and Officers